SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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Hudson Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HUDSON TECHNOLOGIES, INC.

PO Box 1541, One Blue Hill Plaza

Pearl River, New York 10965

August 12, 2014

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Wednesday, September 17, 2014 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965. The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 17 Battery Place, New York, New York 10004, in writing, of the correct address.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

Cordially,

Kevin J. Zugibe, P.E.
Chairman of the Board and
Chief Executive Officer

HUDSON TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 17, 2014

To the Shareholders of HUDSON TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) will be held on Wednesday, September 17, 2014 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 for the following purposes:

1.                Election of four directors to serve as follows: (i) in the event the proposal for the amendment of the Company’s By-laws is approved, the election of a class of two directors who shall serve until the Annual Meeting of Shareholders to be held in 2017 or until their successors have been elected and qualified, and a class of two directors who shall serve until the Annual Meeting of Shareholders to be held in 2016 or until their successors have been elected and qualified; or (ii) if the proposal for the amendment of the Company’s By-laws is not approved, the election of four directors who shall serve until the Annual Meeting of Shareholders to be held in 2016;

2.                Approval of an amendment to the Company’s By-Laws to provide that the Board shall be divided into three (3) classes, with each class to have a term of three years and to consist, as nearly as possible, of an equal number of directors constituting the entire Board;

3.                Approval of the Company’s 2014 Stock Incentive Plan;

4.                Advisory vote to approve named executive officer compensation;

5.                Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014; and

6.                Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on July 29, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors

Stephen P. Mandracchia
Secretary
August 12, 2014

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

HUDSON TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 17, 2014

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hudson Technologies, Inc. (the "Company", “Hudson”, “we” or “our”) for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, September 17, 2014, and including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about August 14, 2014.

Proxies in the accompanying form, duly executed, returned and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address and telephone number of the principal executive offices of the Company is:

PO Box 1541, One Blue Hill Plaza

Pearl River, New York 10965

Telephone No.: (845) 735-6000

OUTSTANDING STOCK AND VOTING RIGHTS

Only shareholders of record at the close of business on July 29, 2014 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 32,031,426 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES

Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. Therefore, the nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. Proposal 2 will require the approval of at least two-thirds of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. Proposals 3, 4 and 5 will be decided by the majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company's transfer agent.

In accordance with applicable law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Based upon the requirements of the law of the State of New York and the Certificate of Incorporation and By-laws, as amended (the "By-laws"), of the Company, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of each matter to be voted on. Failures to vote, broker non-votes and abstentions will not be considered "votes cast."

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Proxies will be voted in accordance with the instructions thereon. If no instructions are given, the proxies will be voted “for” the director nominees and “for” the other proposals set forth herein and in the discretion of the indicated proxies upon such other business as may properly come before the meeting. Proxies may be revoked as noted above.

PROPOSAL 1

ELECTION OF FOUR DIRECTORS TO THE BOARD OF DIRECTORS

The Company's By-laws currently provide that the Board is divided into two classes, with each class to have a term of two years (the term of each class expiring in alternating years) and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board. The By-laws provide that the number of directors shall be fixed by the Board but in any event, shall be no less than five (5) (subject to decrease by a resolution adopted by the shareholders).

The Board of Directors has approved an increase in the total number of directors from five to seven. The Board has also approved, and is submitting to the shareholders for approval in Proposal 2 below, an amendment to Section 4 of Article III of the Company’s By-laws, substantially in the form of Appendix A attached hereto, to provide that commencing at the Annual Meeting of the shareholders concurrent with the adoption of such amendment, the Board shall be divided into three classes in respect of term of office, each class to contain as near as possible an equal number of directors. If the proposed amendment to the By-laws is approved, two directors shall be elected to a term of three years, and two directors shall be elected to a term of two years. Pursuant to the proposed amendment, commencing with the annual meeting of the shareholders to be held in 2015, and at each annual meeting of the shareholders held thereafter, successors to the class of directors whose terms shall expire that year would be elected to hold office for a term of three years so that the term of office of only one class of directors shall expire in each year. Each director shall hold office from the date of the annual meeting at which said director is elected, until the expiration of the term for which he is elected and until his successor has been elected and qualified, or until his prior resignation or removal.

In the event that the proposed amendment to the By-laws is approved by the shareholders at the Annual Meeting, a class of two directors will be elected to a three-year term expiring at the Annual Meeting of the Shareholders to be held in 2017, and a class of two directors will be elected to a two-year term expiring at the Annual Meeting of Shareholders to be held in 2016. Dominic J. Monetta and Kevin J. Zugibe are the nominees for a three-year term expiring at the Annual Meeting of the shareholders to be held in 2017, and Richard Parrillo and Eric A. Prouty are the nominees for a two-year term expiring at the Annual Meeting of shareholders to be held in 2016.

In the event that the proposed amendment to the By-laws is not approved by the shareholders at the Annual Meeting, a class of four directors will be elected to a two year term expiring at the Annual Meeting of Shareholders to be held in 2016. In such event, Dominic J. Monetta, Richard Parrillo, Eric A. Prouty and Kevin J. Zugibe are the nominees for a two-year term expiring at the Annual Meeting of the Shareholders to be held in 2016.

Messrs Vincent P. Abbatecola, Brian F. Coleman and Otto C. Morch will not stand for election at the Annual Meeting because their respective terms expire at the Annual Meeting of Shareholders to be held in 2015.

Proxies will be voted for the nominees named below, unless authority is withheld. Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board. Each of the nominees has indicated to the Board that he will be available and is willing to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following is information with respect to the nominees for election as directors at the Annual Meeting that each nominee for director has given us about his age, all positions he holds, his principal occupation and his business experience for at least the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company and our Board.

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Name	Age	Position

Dominic J. Monetta	72	Director

Richard Parrillo	61	Director

Eric A. Prouty	44	Director

Kevin J. Zugibe	50	Director, Chairman and Chief Executive Officer

Dominic J. Monetta, DPA has been a Director of the Company since April 1996. Dr. Monetta has, since August 1993, been the President of Resource Alternatives, Inc., a corporate development firm concentrating on resolving technically oriented managerial issues facing chief executive officers and their senior executives. From December 1991 to May 1993, Dr. Monetta served as the Director of Defense Research and Engineering for Research and Advanced Technology, United States Department of Defense. From June 1989 to December 1991, Dr. Monetta served as the Director of the Office of New Production Reactors, United States Department of Energy. Dr. Monetta’s qualifications to sit on our Board include his chemical engineering and other management experience obtained as a senior executive for the US Departments of Energy and Defense. Dr. Monetta has 16 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board and his experience also includes his membership on the Company’s Audit Committee for the last 5 years and Occupational, Safety and Environmental Protection Committee for the last 11 years.

Richard Parrillo has, since 2007 been the Managing Member and principal of Tank Wash USA, LLC, an industrial tank cleaning and inspection company serving the petro-chemical, refrigeration and related services industries. Between 2000 and 2007, Mr. Parrillo was the Managing Member of Brite Clean, LLC. Between 1999 and 2007, Mr. Parrillo was the Managing Member of Matlack Leasing Corporation, and he served as Vice President of Matlack Leasing Corporation, a subsidiary of Matlack Systems, Inc. and predecessor of Matlack Leasing LLC, from 1995 to 1999. From 1990 to 1995, Mr. Parrillo served as North American Sales Manager for Eurotainer USA, Inc. Mr. Parrillo also served as Sales/Operations Manager for SSM Coal North America, Inc, from 1984 to 1990, and worked at Rentco Division of Fruehauf Corp, from 1979 to 1984, serving as District Manager from 1979 to 1983 and as Eastern Regional Manager from 1982 to 1984. Between 1976 and 1979 Mr. Parrillo served as a Branch Manager for Transamerica Transportation Services. We believe that Mr. Parrillo’s qualifications to sit on the board include his more than 25 years of business experience in the petrochemical and related service industries, both domestically and internationally, as well as his experience in the areas of mergers, acquisitions, management and sales, having negotiated, acquired and managed 13 related companies over the past 25 years.

Eric A. Prouty has, since January 2012, been an independent consultant providing business development consulting services and has provided such services to Hudson at various times since May 2012.   Mr. Prouty has more than 20 years experience as an equity research analyst in the asset management and investment banking industry and was one of the first analysts on Wall Street to focus exclusively on companies in the clean tech/sustainability market.  From March 2006 through November 2011, Mr. Prouty served as an equity research analyst for Canaccord Genuity, formerly known as Canaccord Adams, a global investment banking firm.  Between February 2001 and March 2006 Mr. Prouty served as an equity research analyst for Adams Harkness.  While at Adams Harkness (predecessor to Canaccord Genuity) Mr. Prouty served on the firm’s Board of Directors from 2004 until the sale of the company to Canaccord in early 2006.  Mr. Prouty also served as Director of Research from 2004 until 2007 managing a 40 person research department.  Between March 2000 and February 2001, Mr. Prouty served as an equity research analyst for the investment banking firm of Robertson Stephens. From November 1996 through March 2000, Mr. Prouty served as an equity research analyst for the investment banking firm of First Albany.  Between June 1992 and November 1996, Mr. Prouty served as an equity research associate at State Street Research and Management. We believe that Mr. Prouty’s qualifications to sit on the board include his more than 20 years of experience as an equity research analyst in the investment banking field.

Kevin J. Zugibe, P.E., a founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1991. From May 1987 to May 1994, Mr. Zugibe was employed as a power engineer with Orange and Rockland Utilities, Inc., a major public utility, where he was responsible for all HVAC applications. Mr. Zugibe is a licensed professional engineer, and from December 1990 to May 1994, he was a member of Kevin J. Zugibe & Associates, a professional engineering firm. We believe Mr. Zugibe’s qualifications to sit on our Board include his 26 years of experience in the air conditioning and refrigeration industry including as our founder, our Chairman and Chief Executive Officer for 21 years. Mr. Zugibe is the brother-in-law of Stephen P. Mandracchia.

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The following is information with respect to the directors whose terms of office expire at the Annual Meeting of Shareholders to be held in the year 2015:

Name	Age	Position

Vincent P. Abbatecola	68	Director

Brian F. Coleman	52	Director, President and Chief Operating Officer

Otto C. Morch	80	Director

Vincent P. Abbatecola has been a Director of the Company since June 1994. Mr. Abbatecola is President of Abbey Ice & Spring Water, Spring Valley, New York, where he has been employed since May 1971. He was formerly the Chairman of the International Packaged Ice Association and a trustee of Nyack Hospital. Mr. Abbatecola serves on the Rockland Board of Governors, the United Hospice of Rockland Board and the St. Thomas Aquinas College President’s Council. We believe that Mr. Abbatecola’s qualifications to sit on our Board include his business experience obtained as President, and formerly as Vice President, of Abbey Ice and Spring Water, and his 20 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board including as Chairman of the Company’s Audit Committee for 18 years.

Brian F. Coleman has been a Director of the Company since December 2007, and President and Chief Operating Officer of the Company since August 21, 2001 and served as Chief Financial Officer of the Company from May 1997 until December 2002. From June 1987 to May 1997, Mr. Coleman was employed by, and since July 1995, was a partner with BDO USA, LLP, the Company's independent registered public accounting firm. We believe Mr. Coleman’s qualifications to sit on our Board include his prior financial and accounting experience obtained as a partner with BDO USA, LLP, and his 17 years of experience in the air conditioning and refrigeration industry including as our President and Chief Operating Officer for the past 13 years.

Otto C. Morch has been a Director of the Company since March 1996. Mr. Morch was a Senior Vice President of Commercial Banking at Provident Savings Bank, F.A. for more than five years until his retirement in December 1997. We believe that Mr. Morch’s qualifications to sit on our Board include his financial and other experience obtained as a Senior Vice President at Provident Savings Bank, F.A., his 18 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board including his membership on the Company’s Audit Committee for 18 years.

The Board has determined that each of Messrs. Abbatecola, Monetta and Morch is an “independent director” and that Mr. Parrillo, if elected, will be an “independent director” within the meaning of applicable NASDAQ Listing Rules.

Board Meetings

A total of 10 meetings of the Board were held during the fiscal year ended December 31, 2013 (“Fiscal 2013”). During Fiscal 2013, no director attended fewer than 75 percent of the aggregate of (1) the Board meetings that were held, and (2) the meetings held by the committees of the Board on which he served.

Committees of the Board of Directors

The Board has established a Compensation Committee, which is responsible for, among other things, assisting the Board in overseeing our executive compensation strategy and reviewing and approving the compensation of our executive officers and for the administration of the Company's employee benefit plans. The Compensation Committee is also responsible for reviewing and approving the compensation of the Company’s directors. The executive officers do not determine executive or director compensation, but provide information and recommendations to the Compensation Committee upon its request. The members of the Compensation Committee are Messrs. Abbatecola, Monetta and Morch. Mr. Coleman resigned from the Compensation Committee in June 2013. The Compensation Committee held 3 meetings during Fiscal 2013. In June 2013, the Board adopted the Hudson Technologies, Inc. Compensation Committee Charter (the “Compensation Committee Charter”). A copy of the Compensation Committee charter was filed as Appendix A to our proxy statement filed July 29, 2013. The Compensation Committee Charter is not available on the Company’s website.

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 The Board also has an Audit Committee which supervises the audit and financial procedures of the Company and is responsible for the selection of the Company’s independent registered public accountants. The members of the Audit Committee are Messrs. Abbatecola, Morch and Monetta. The Board has determined that each member of the Audit Committee is an “independent director” within the meaning of the applicable NASDAQ Listing Rules and applicable Securities and Exchange Commission (“SEC”) rules under the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee does not have a member that qualifies as a “financial expert” under the federal securities laws. The members of the Audit Committee have each been active in the business community and have broad and diverse backgrounds, and financial experience. Two of the current members have served on the Company’s Audit Committee and have overseen the financial review by the Company’s independent auditors for more than 12 years. The Company believes that the current members of the Audit Committee are able to fully and faithfully perform the functions of the Audit Committee and that the Company does not need to install a “financial expert” on the Audit Committee. The Audit Committee held 5 meetings during Fiscal 2013. A copy of the Audit Committee charter was filed as Appendix B to our proxy statement filed July 29, 2013. The Audit Committee charter is not available on the Company’s website.

The Board also has an Executive Committee which is authorized to exercise the powers of the Board in the general supervision and control of the business affairs of the Company during the intervals between meetings of the Board. The members of the Executive Committee are Messrs. Abbatecola, Morch and Zugibe.

The Board also has an Occupational, Safety and Environmental Protection Committee, which is responsible for satisfying the Board that the Company's Environmental, Health and Safety policies, plans and procedures are adequate. The members of the Occupational, Safety and Environmental Protection Committee are Messrs. Monetta and Zugibe.

The Board has a Nominating Committee whose members consist of Messrs. Abbatecola, Monetta and Zugibe, and which was responsible for recommending to the independent directors the nominees for election to the Board at the annual meeting of the shareholders. In accordance with applicable NASDAQ Listing Rules, the nominees for director at the Annual Meeting named above were selected as nominees to the Board by vote of a majority of the independent directors. When reviewing candidates to our Board, the Nominating Committee and the independent members of the Board consider the evolving needs of the Board and seek candidates that fill any current or anticipated future needs. The Nominating Committee and the independent Board members also believe that all directors should possess the attributes described below in the last paragraph under the caption “Consideration of Director Nominees Recommended by Shareholders.” While neither the Nominating Committee nor the Board has a formal policy with respect to diversity, the Nominating Committee and the Board believe that it is important that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating Committee and the independent members of the Board consider the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered. With respect to the nominations of Richard Parrillo and Eric A. Prouty, these individuals were recommended by the Company’s Chief Executive Officer for consideration and nomination to the Board.

Shareholder nominations for directors of the Company will be considered by the independent directors subject to the shareholder complying with the procedures described below. The Nominating Committee held one meeting during Fiscal 2013. The Nominating Committee does not have a charter.

Board Leadership Structure

The Board believes our current leadership structure, where our Chief Executive Officer also serves as our Chairman of the Board, provides us with the most effective leadership model by enhancing the Chairman and Chief Executive Officer’s ability to provide insight and direction of business strategies and plans to both the Board and our management. The Board believes that a single person, acting in the capacities of Chairman and Chief Executive Officer, provides us with unified leadership and focus and that our business strategies are best served if the Chairman is also a member of our management team. We do not have a lead independent director; however, our Audit Committee and our Compensation Committee are comprised solely of independent directors and our Nominating Committee is comprised of a majority of independent directors. We believe the composition of these three Board committees, the fact that our independent directors determine Board nominees and the compensation of our executive officers, as well as the practice of our independent directors to meet in executive session without our Chief Executive Officer and the other members of our management present, help ensure that our Board maintains a level of independent oversight of management that is appropriate for our Company.

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Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and potential conflicts of interest with related parties. The Nominating Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports, or otherwise, about such risks.

Audit Committee Report

In December 2013, the Audit Committee met with management to review and discuss the audit and the procedures and timing of the audit. In February 2014, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also discussed with the Company’s independent auditors, BDO USA, LLP the matters required to be discussed by Public Accounting Oversight Board Standard No. 16. The Audit Committee has received the written disclosures and confirming letter from BDO USA, LLP required by the applicable requirements of the Public Accounting Oversight Board regarding its independence and has discussed with BDO USA, LLP its independence from the Company. Based upon the review and discussions referred to above, the Audit Committee ratified its prior recommendation to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

The Audit Committee-

Vincent Abbatecola, Otto Morch and Dominic Monetta.

Code of Conduct and Ethics

The Company has adopted a written code of conduct and ethics that applies to all directors, and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The Company will provide a copy of its code of conduct and ethics to any person without charge upon written request addressed to Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, New York 10965, Attention: Stephen P. Mandracchia.

Executive Officers

In addition to Kevin J. Zugibe and Brian Coleman, Messrs. James R. Buscemi, Charles F. Harkins, Jr. and Stephen P. Mandracchia serve as executive officers of the Company. Executive officers are elected annually and serve at the pleasure of the Board. The following is information with respect to such executive officers:

James R. Buscemi, age 61, has been Chief Financial Officer of the Company since December 2002 and prior to that time served as Corporate Controller since joining the Company in 1998. Prior to joining the Company, Mr. Buscemi held various financial positions within Avnet, Inc, including Chief Financial Officer of Avnet's electric motors and component part subsidiary, Brownell Electro, Inc.

Charles F. Harkins, Jr., age 52, has been Vice President of Sales of the Company since December 2003. Mr. Harkins has served in a variety of capacities since joining the Company in 1992. Prior to joining the Company, Mr. Harkins served in the U.S. Army for 13 years attaining the rank of Staff Sergeant; he is a graduate of the U.S. Army Engineering School and the U.S. Army Chemical School.

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Stephen P. Mandracchia, age 54, a founder of the Company, has been Vice President Legal and Regulatory of the Company since August 2003 and has been Secretary of the Company since 1995. Mr. Mandracchia has served in a variety of capacities with the Company since 1993. Mr. Mandracchia was a member of the law firm of Martin, Vandewalle, Donohue, Mandracchia & McGahan in Great Neck, New York until 1995 (having been associated with such firm since 1983). Mr. Mandracchia is the brother-in-law of Mr. Zugibe.

COMMUNICATIONS WITH THE BOARD

The Board has established a process for shareholders to send communications to the Board. Shareholders may communicate with the Board individually or as a group by writing to: The Board of Directors of Hudson Technologies, Inc. c/o Corporate Secretary, PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965. Shareholders should identify their communication as being from a shareholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a shareholder of the Company before transmitting the communication to the Board.

BOARD ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

We have a policy that strongly encourages directors to attend our Annual Meeting of Shareholders. Last year’s Annual Meeting of Shareholders was attended by all of our five directors.

CONSIDERATION OF DIRECTOR NOMINEES RECOMMENDED BY SHAREHOLDERS

Shareholders of Hudson wishing to recommend director candidates to the Board must submit their recommendations in writing to the Chairman of the Board, c/o Corporate Secretary, Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965.

The independent directors of the Board will consider nominees recommended by Hudson’s shareholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by shareholders that comply with these procedures will be considered either solely by Hudson’s independent directors, or by a nominating committee of the Board that is comprised solely of Hudson’s independent directors, if such committee exists at the time. The recommendations must also state the name of the shareholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NASDAQ Listing Rules. Each nomination is also required to set forth: (i) a representation that the shareholder making the nomination is a holder of record of capital stock of Hudson entitled to vote at such meeting; (ii) a representation as to the beneficial interest of the shareholder making the nomination including, without limitation, any derivative securities holdings, short interests, hedges and any agreements that increase or decrease such shareholder’s voting power; (iii) all stock ownership information with respect to any shareholder or shareholder group with whom the shareholder making the nomination is associated, whether or not such persons constitute a filing group for purposes of Schedule 13D; (iv) whether the shareholder making the nomination intends individually or as part of a group, to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Hudson’s outstanding capital stock required to approve or adopt the proposal, and/or to otherwise solicit proxies in support of such proposal; (v) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (vi) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and (vii) the consent of each nominee to serve as a director of Hudson if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered. All shareholder recommendations will be reviewed in the same manner as other potential candidates for board membership.

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The qualities and skills sought in prospective members of the Board are determined by the Board. The Board generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for Hudson. Criteria to be considered for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of Hudson’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to Hudson. Such persons should not have commitments that would materially conflict with the time commitments of a Director of Hudson.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders to be held in 2015, which we currently anticipate will be held in or about August 2015, is required to give written notice containing the required information specified above addressed to the Independent Directors of the Board, c/o Secretary of the Company, Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company’s Secretary no earlier than May 19, 2015 and no later than June 18, 2015. In the event that the Annual Meeting of Shareholders to be held in 2015 is held either before August 18, 2015 or after November 16, 2015, then the notice of nomination and other required information must be received by the Company’s Secretary no later than 90 days prior to the date of such meeting or, within 10 days following the first public pronouncement of the date of such annual meeting if such public announcement is made less than 100 days prior to the date of such meeting.

In addition, to be timely, a shareholder’s notice must be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice will be true and correct as of the record date for the 2015 Annual Meeting and as of the date that is 10 business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Chairman of the Board of Directors at the principal executive offices of the Company not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than 8 business days prior to the date for the meeting, or if the meeting is adjourned or postponed, on the first practicable date after any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on Hudson’s review of copies of such forms received by Hudson, and on representations made to us, we believe that during the year ended December 31, 2013, all filing requirements applicable to all Reporting Persons were complied with except for (i) late filings made in December 2013 in connection with stock options issued in August 2012 to Messrs. Abbatecola, Monetta and Morch; (ii) late filings made in November 2013 in connection with stock options issued in October 2013 to Messrs. Abbatecola, Monetta and Morch; and (iii) a late filing made in December 2013 in connection with a sale by Mr. Monetta made in December 2013.

PROPOSAL 2

AMENDMENT OF THE COMPANY’S BY-LAWS TO PROVIDE THAT THE BOARD SHALL BE DIVIDED INTO THREE (3) CLASSES

The Company's By-laws currently provide that the Board is divided into two classes, with each class to have a term of two years (the term of each class expiring in alternating years) and to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board.

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The Board of Directors has approved, and submits to the shareholders for approval, an amendment to Section 4 of Article III of the Company’s By-laws, substantially in the form of Appendix A attached hereto, to provide that commencing at the first Annual Meeting of the shareholders concurrent with the adoption of this amendment, the board of directors shall be divided into three classes in respect of term of office, each class to contain as near as possible an equal number of directors. Pursuant to the proposed amendment to the By-laws, at the annual meeting of the shareholders held concurrent with the adoption of the amendment to the by-laws, two directors shall be elected to a term of three years, and two directors shall be elected to a term of two years. Pursuant to the proposed amendment, commencing with the annual meeting of the shareholders to be held in 2015, and at each annual meeting of the shareholders held thereafter, successors to the class of directors whose terms shall expire that year would be elected to hold office for a term of three years so that the term of office of only one class of directors shall expire in each year.

Reason for the Proposed Amendment

The Board of Directors has approved an increase in the number of directors from five to seven and has nominated four directors for consideration by the shareholders, including two individuals who, if elected, would be new directors of the Company. The Company is proposing this amendment to the By-laws to minimize the number of directors that stand for election each year in order to avoid the potential for unnecessary disruption and loss of continuity in the makeup of the Board if in any given year a majority of the directors will need to stand for election. The Company also believes that providing for three classes of directors each serving successive three year terms will provide flexibility to the board should the Board have desire, and has the opportunity, to increase the number of directors in the future.

Necessity for Shareholder Approval

The Company is a New York corporation and therefore is governed by the laws of the State of New York including, without limitation, the provisions of the New York Business Corporation Law (“BCL”). Section 704(a) of the BCL requires shareholder approval for any by-law provision that provides that the directors be divided into either two, three or four classes.

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the shareholders authorize the amendment to the By-Laws of the Company to provide that the Board of Directors be divided into three (3) classes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S BY-LAWS TO PROVIDE THAT THE BOARD OF DIRECTORS BE DIVIDED INTO THREE (3) CLASSES

PROPOSAL 3

APPROVAL OF 2014 STOCK INCENTIVE PLAN

Subject to the approval of the Company’s shareholders, the Board approved the Hudson Technologies, Inc. 2014 Stock Incentive Plan (the “Stock Incentive Plan”) on July 10, 2014.

General Description of the Stock Incentive Plan

The Stock Incentive Plan may be administered by the Compensation Committee or another committee appointed by the Board from among its members. In the absence of such committee, the Board shall administer the Plan. The Compensation Committee (i) may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and (ii) may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Plan, as the Compensation Committee deems appropriate. Presently, it is anticipated that the Stock Incentive Plan, except as otherwise required in the Plan, will be administered by the Compensation Committee. As used throughout this section, the term “Administrator” refers to the Board, the Compensation Committee, or other Board Committee in its role as administrator of the Stock Incentive Plan, if applicable.

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Under the Stock Incentive Plan, the Administrator is authorized to grant awards to non-employee directors, executive officers and other employees of, and consultants and advisors to, the Company or any of its subsidiaries and to determine the number and types of such awards and the terms, conditions, vesting and other limitations applicable to each such award. In addition, the Administrator has the power to interpret the Stock Incentive Plan and to adopt such rules and regulations as it considers necessary or appropriate for purposes of administering the Stock Incentive Plan.

The following types of awards or any combination of them may be granted under the Stock Incentive Plan: (i) incentive stock options, (ii) non-qualified stock options, (iii) stock grants, and (iv) performance awards. The maximum number of shares of Common Stock with respect to which awards may be granted to any individual participant under the Stock Incentive Plan during each of the Company’s fiscal years will not exceed 750,000 shares, subject to certain adjustments.

The aggregate number of shares of Common Stock reserved for awards under the Stock Incentive Plan is 3,000,000 shares, subject to adjustments for stock splits, recapitalizations and other specified events. Such shares may be treasury shares or authorized but unissued shares. If any outstanding award is cancelled, forfeited, or surrendered to the Company, shares of Common Stock allocable to such award may again be available for awards under the Stock Incentive Plan. Incentive stock options may be granted only to participants who are executive officers or to other employees of the Company or any of its subsidiaries on the date of the grant, and non-qualified stock options may be granted to any participant in the Stock Incentive Plan. No stock option granted under the Stock Incentive Plan will be exercisable later than ten years after the date it is granted.

Set forth below is a summary of the principal features of the Stock Incentive Plan. The summary of the Stock Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the Stock Incentive Plan attached to this proxy statement as Appendix B.

Summary of the Stock Incentive Plan

Purpose of the Stock Incentive Plan

The purpose of the Stock Incentive Plan is to provide incentives to attract, retain, motivate and reward highly competent persons as non-employee directors, executive officers and other employees of, or consultants or advisors to, Hudson or any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired (“Subsidiaries”) by providing them with opportunities to acquire shares of Common Stock or to receive other awards under the Stock Incentive Plan, as applicable. Furthermore, the Stock Incentive Plan is intended to assist in further aligning the interests of participants in the Stock Incentive Plan with those of the shareholders of Hudson.

Consideration to be Received by Hudson for the Granting of Awards

The Board believes that Hudson and its Subsidiaries will significantly benefit from having Hudson’s non-employee directors, executive officers, other employees, consultants or advisors, receive options to purchase Common Stock and other awards under the Stock Incentive Plan, as applicable. Providing an opportunity to the foregoing participants in the Stock Incentive Plan to acquire Common Stock or benefit from the appreciation of Common Stock is valuable in attracting and retaining highly qualified outside directors, employees, consultants and advisors and in providing additional motivation to such persons to use their best efforts on behalf of Hudson and its shareholders.

Awards

As a single award, or in any combination, the following types of awards may be granted under the Stock Incentive Plan: (i) “Stock Options” (both “Incentive Stock Options” and “Non-Qualified Stock Options”) to acquire shares of common stock; (ii) “Stock Grants” which entitle the grantee to acquire shares of Common Stock which may be subject to certain restrictions such as restrictions on transferability; and (iii) “Performance Awards,” which entitle the grantee to receive, without payment, shares of Common Stock or the value of such shares following the attainment of performance goals. Awards are evidenced by award agreements in such forms as the Administrator approves from time to time. Each award is subject to such terms and conditions consistent with the Stock Incentive Plan, as determined by the Administrator and as set forth in the award agreement. The Administrator shall have the authority to retract any award granted under the Stock Incentive Plan in case of a material restatement of the financial statements of Hudson or if it is otherwise determined by the Administrator that the previously granted award was not earned by the participant.

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Administration of the Stock Incentive Plan

The Stock Incentive Plan may be administered by the Administrator, which may be the Board or the Compensation Committee or, if the Board so determines, by other applicable Board Committee. Under the Stock Incentive Plan, the Administrator is authorized to grant awards to non-employee directors, executive officers, and other employees of and consultants and advisors to, Hudson or any of its Subsidiaries and to determine the number and types of such awards and the terms, conditions, vesting and other limitations applicable to each such award. In addition, the Administrator has the power to interpret the Stock Incentive Plan and to adopt such rules and regulations as it considers necessary or appropriate for purposes of administering the Stock Incentive Plan. The Compensation Committee (i) may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and (ii) may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Plan, as the Compensation Committee deems appropriate.

The Board has the authority to establish stock grant levels and stock ownership guidelines for non-employee directors.

Eligibility and Participation

All non-employee directors, executive officers and other employees of, and consultants and advisors to, Hudson or any of its Subsidiaries, who are significantly responsible for the success and future growth and profitability of Hudson, as determined by the Administrator, are eligible to be participants in the Stock Incentive Plan. As of the date of this proxy statement, five directors, three non-director executive officers and approximately 95 employees were eligible to be participants under the Stock Incentive Plan. We are presently unable to determine the number of consultants or advisors who may be eligible to receive awards under the Stock Incentive Plan. The number of persons covered by the Stock Incentive Plan may increase if we employ additional employees, elect additional directors or retain additional consultants and advisors. A participant’s right, if any, to continue to serve Hudson as a director, executive officer or other employee, or otherwise will not be enlarged or otherwise affected by his or her designation as a participant under the Stock Incentive Plan. Participants may receive one or more awards under the Stock Incentive Plan. To date, no awards have been granted under the Stock Incentive Plan.

Shares Subject to Awards

The aggregate number of shares of Common Stock that are currently reserved for awards, including shares underlying stock options, that may be granted under the Stock Incentive Plan is 3,000,000 shares, subject to adjustments for stock splits, recapitalizations and other specified events. The maximum number of shares of Common Stock with respect to which awards may be granted or measured to any individual participant under the Stock Incentive Plan during any fiscal year of Hudson may not exceed 750,000 shares, subject to certain adjustments. Such shares may be treasury shares or authorized but unissued shares. If any outstanding award is canceled, forfeited, or surrendered to Hudson, the underlying shares of Common Stock allocable to such award may again be available for awards under the Stock Incentive Plan.

Stock Options

Stock Options granted under the Stock Incentive Plan may be either Incentive Stock Options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) or Non-Qualified Stock Options that do not qualify as Incentive Stock Options; provided, however, that no Incentive Stock Option may be issued in tandem with a Non-Qualified Stock Option. See “U.S. Federal Income Tax Consequences.”

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The Administrator determines the exercise price at which shares underlying a Stock Option may be purchased, whether an Incentive Stock Option or a Non-Qualified Stock Option. However, the exercise price of a Stock Option may not be less than the fair market value of the shares of Common Stock on the date the Stock Option is granted. No Stock Option will be exercisable later than ten years after the date it is granted. Stock Options granted under the Stock Incentive Plan are exercisable at such times as specified in the Stock Incentive Plan and the award agreement relating to the Stock Option. A participant in the Stock Incentive Plan must pay the option exercise price in cash, unless the Administrator prescribes another method consistent with applicable law and the Plan.

Incentive Stock Options may be granted only to executive officers and other employees of Hudson or any of its Subsidiaries on the date of grant. The aggregate market value (determined as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Furthermore, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all outstanding classes of stock of Hudson or any of its Subsidiaries, unless the exercise price is fixed at not less than 110% of the fair market value of the Common Stock on the date of grant, and such an Incentive Stock Option cannot be exercised more than five years after the date of grant.

Stock Grants

Stock Grants may be granted to non-employee directors, executive officers and other employees of, or consultants or advisors to, Hudson or any of its Subsidiaries. A Stock Grant may include restrictions on the sale or other disposition of the shares covered by the award, and Hudson may have the right to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods. The award agreement will specify whether the participant will have, with respect to the shares of Common Stock subject to a Stock Grant, all of the rights of a holder of shares of Common Stock, including the right to receive dividends, if any, and to vote the shares.

Performance Awards

Performance Awards may be granted to executive officers and other employees of Hudson or any of its Subsidiaries. The Administrator will set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon Company-wide, divisional and/or individual performance.

Payment of earned Performance Awards may be made in shares of Common Stock or in cash and will be made in accordance with the terms and conditions prescribed or authorized by the Administrator. The participant may elect to defer, or the Administrator may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Administrator deems appropriate.

Performance-Based Awards

Certain awards made under the Stock Incentive Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Section 162(m) of the Code and the regulations thereunder) and are exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). All Stock Options granted under the Stock Incentive Plan and certain Stock Grants and Performance Awards granted under the Stock Incentive Plan, and the compensation attributable to such awards, are intended (but not required) to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Among other criteria, awards qualify as Performance-Based Awards if at the time of grant the Administrator is comprised solely of two or more “outside directors” (as this term is used in Section 162(m) of the Code and the regulations thereunder).

In making Performance-Based awards, the Administrator must establish and apply objective performance goals and may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. No Performance-Based Awards may be granted after the first meeting of the shareholders of the Company held five (5) or more years after the date of approval of the Stock Incentive Plan by the shareholders of the Company until the performance measures listed in the Stock Incentive Plan (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the shareholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

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Effect of Change in Control

The Stock Incentive Plan provides for the acceleration of certain benefits in the event of a “Change in Control” of Hudson. The meaning of a “Change in Control” is either defined in the participant’s employment agreement or change-in-control agreement, if one exists, or by the Stock Incentive Plan. The Stock Incentive Plan definition includes, among other things, such events as the sale of all or substantially all of the assets of Hudson, any person becoming the beneficial owner of more than 50% of Hudson voting stock, and a merger of Hudson where Hudson stockholders own less than 51% of the voting stock of the surviving entity.

All unvested awards granted under the Stock Incentive Plan will become fully vested immediately upon the occurrence of the Change in Control and such vested awards will be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations. The Administrator may determine that upon the occurrence of a Change in Control, each Stock Option outstanding will terminate and the holder will receive, within 60 days upon the occurrence of the Change in Control, an amount equal to the excess of the fair market value of the shares underlying the award immediately prior to the occurrence of such Change in Control over the exercise price per share of such award. This cashout amount is payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Administrator, in its discretion, shall determine.

Adjustments to Awards Due to Changes in Hudson’s Capital Structure

In the event of any change in the shares of Common Stock by reason of a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, stock dividend, split up, spinoff, combination of shares, exchange of shares, dividend in kind, or other similar change in the corporate structure or distribution (other than normal cash dividends) to stockholders, each outstanding Stock Option will be adjusted. The adjustments will make each award exercisable thereafter for the securities, cash and/or other property as would have been received in respect of the Common Stock subject to such award had the Stock Option been exercised in full immediately prior to the change or distribution. Furthermore, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Stock Incentive Plan, the Administrator shall make equitable adjustments to, among other things, the number and kind of shares subject to outstanding awards and exercise price of outstanding awards.

Termination of Employment

Except as otherwise expressly provided, if a participant’s employment is terminated due to death or disability, then the participant’s unvested Stock Grants and unexercisable Stock Options shall become vested or exercisable, as applicable, immediately as of the date of the termination of the participant’s employment. All Stock Options that were or became exercisable as of the date of the participant’s death or such termination of employment, will remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or following the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire. All unearned or unvested Performance Awards held by the participant (with a minimum of one year into the performance period) on the date of the participant’s death or the date of such termination of his or her employment, as the case may be, will immediately become earned or vested as of such date and will be paid out or settled based on the participant’s performance immediately prior to the date of the participant’s death or the date of such termination of his or her employment on a pro-rated basis.

Except as otherwise expressly provided, a participant whose employment is voluntarily terminated by the participant, or whose employment is terminated for cause, as defined in the Stock Incentive Plan, forfeits all awards, whether or not vested, exercisable or earned, granted to the participant.

Unless otherwise provided by the Administrator, a participant whose employment is terminated for any reason, other than for cause, death or disability, including, without limitation, retirement, forfeits all unvested, unexercisable and unearned awards granted to the participant. All exercisable Stock Options held by the participant on the date of the termination of his or her employment for any reason other than for voluntary termination, cause, death or disability will remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant’s employment, or (ii) the date the Stock Option would otherwise expire. The Stock Incentive Plan’s provisions relating to termination of employment may be modified in the discretion of the Administrator.

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Transferability

Each award granted under the Stock Incentive Plan which is subject to restrictions on transferability and/or exercisability is not transferable otherwise than by will or the laws of descent and distribution, and/or is exercisable, during the participant’s lifetime, only by the participant. The Administrator may allow a Stock Option to be exercisable during a period after the death of the participant by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option will pass by will or the laws of descent and distribution. The Administrator also may permit an award (other than an Incentive Stock Option) to be transferred by a participant solely to members of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the award agreement.

Amendment of Awards

The terms and conditions applicable to any award may be amended or modified by mutual agreement between Hudson and the participant or any other persons as may then have an interest in the award. Also, by mutual agreement between Hudson and a participant under the Stock Incentive Plan or under any other present or future plan of Hudson, awards may be granted to a participant in substitution and exchange for, and in cancellation of, any awards previously granted to a participant under the Stock Incentive Plan or any other present or future plan of Hudson.

Term and Amendment of the Stock Incentive Plan

If the Stock Incentive Plan is approved at the Annual Meeting it will terminate on August 27, 2024, unless terminated sooner by the Board or the Administrator. Subject to the provisions of the Stock Incentive Plan, the Board or the Administrator, if other than the Board, may amend the Stock Incentive Plan from time to time, and suspend or terminate the Stock Incentive Plan at any time. Without stockholder approval, no amendment may (i) increase the total number of shares which may be issued under the Stock Incentive Plan or the maximum number of shares with respect to which Stock Options and other awards that may be granted to any individual under the Stock Incentive Plan; (ii) modify the requirements as to eligibility for awards under the Stock Incentive Plan; (iii) disqualify any Incentive Stock Options granted under the Stock Incentive Plan; or (iv) effect the repricing of Stock Options.

U.S. Federal Income Tax Consequences

The following information summarizes the material U.S. federal income tax consequences upon participants and the Company with respect to the grant and exercise of stock options under the Stock Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. This summary is qualified in its entirety by reference to the applicable provisions of the Code and the regulations adopted under the Code, each as in effect on the date hereof.

Participants are encouraged to consult their own tax advisors regarding the municipal, state, U.S. federal and foreign income tax consequences in their particular circumstances and with respect to their particular awards. The provisions of the Code described in this section include current U.S. federal income tax law only and do not reflect any proposals to revise current tax law. The U.S. federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the U.S. federal income tax consequences applicable to persons who are not subject to Section 16(b).

To ensure compliance with IRS Circular 230, stockholders are hereby notified that: (a) any discussion of federal tax issues contained or referred to herein is not intended or written to be used, and cannot be used by a stockholder, for the purpose of avoiding penalties that may be imposed on the stockholder under the Internal Revenue Code, (b) such discussion is written in connection with this proxy statement and the matters addressed herein, and (c) a stockholder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

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Incentive Stock Options

Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the Stock Incentive Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of: (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Hudson will not be entitled to any income tax deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and Hudson will receive a corresponding income tax deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short- term or long-term capital gain and any loss will be long-term or short-term capital loss, as applicable. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (“AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options

Generally, there will be no U.S. federal income tax consequences to either the optionee or Hudson on the grant of Non-Qualified Stock Options pursuant to the Stock Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Hudson will generally be entitled to a U.S. federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that Hudson complies with applicable reporting rules.

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Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Grants

The taxability of a Stock Grant to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Grant is either “transferable” or not “subject to a substantial risk of forfeiture” (both as determined for Federal income tax purposes), a participant will recognize taxable ordinary income on the date of grant. If a Stock Grant is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Grant becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Grant that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment.

Performance Awards

The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to U.S. federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Application of Code Section 409A to Deferred Compensation Arrangements

The Stock Incentive Plan provides that, under certain circumstances, the receipt of a benefit resulting from an award under the Stock Incentive Plan may be electively deferred by the participant (or the Administrator, as applicable) to a time that is later than the year in which such benefit becomes vested. To the extent that a participant makes such a deferral election, Section 409A of the Code, which was enacted as part of the American Jobs Creation Act of 2004 (the “Jobs Act”), subjects the deferral arrangement to certain substantive requirements including (among other items) deferral election and payment timing requirements. In the event that a deferral arrangement fails to comply with Code Section 409A in form or operation, a participant may become subject to: (i) the imposition of U.S. federal income tax (and potentially state and local income tax) on all amounts deferred in the tax year in which the amounts are deferred (or, if later, in the tax year when the receipt of the benefits are no longer subject to a substantial risk of forfeiture); (ii) a penalty tax of 20 percent of the includable amount (in addition to the regular income tax at ordinary income rates); and (iii) interest at the underpayment rate plus 1 percent from the time the amount was first deferred (or, if later, the tax year when the benefits are no longer subject to a substantial risk of forfeiture) until the time the amount is included in income. The Stock Incentive Plan specifically provides that any awards in connection therewith shall be structured in a manner (as determined by the Board) that is intended to comply with the requirements of Section 409A, and that any deferrals of payments under the Plan (whether requested by the participant or otherwise required by the Compensation Committee) with respect to Awards under this Plan shall not be allowed except to the extent that such deferrals would not (in the judgment of the Board) cause the payments to fail to satisfy the requirements for nonqualified deferred compensation plans described in Section 409A of the Code. Generally speaking, Section 409A of the Code does not apply to incentive stock options and nonqualified stock options granted at fair market value if no deferral is provided beyond exercise, or to restricted stock. Because the tax consequences to any participant in the Stock Incentive Plan may depend upon such person’s situation, as well as the uncertain application of Code Section 409A, each participant in the Stock Incentive Plan should consult his or her tax advisor as to the federal, state and local and other tax consequences with respect to the grant or exercise of an option or any other award granted under the Stock Incentive Plan.

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Withholdings of Tax; Company Deduction

Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to Hudson provided Hudson complies with certain reporting requirements. Under Code Section 162(m), however, Hudson will be denied a deduction for certain compensation if it exceeds $1,000,000 paid, excluding (among other things) certain performance-based compensation.

Hudson is entitled to withhold, or secure payment from a participant in lieu of withholding, the amount of any tax required by law to be withheld or paid by Hudson with respect to any amount payable or shares issuable under a participant’s award.

Equity Compensation Plan Information

The following table provides certain information with respect to all of Hudson’s equity compensation plans as of December 31, 2013.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans proved by security holders	2,517,911	$1.33	2,521,733

Equity compensation plans not approved by security holders (1)	73,500	$1.44	0

Total	2,591,411	$1.33	2,521,733

(1) Consists of 73,500 five-year warrants, issued in 2009 to a placement agent, exercisable at $1.4375 per share.

As of the Record Date, the Company had 2,494,803 shares available for future issuance of grants under all available equity compensation plans of the Company.

On August 8, 2014, the closing stock price of the Common Stock as reported on Nasdaq was $2.70.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE COMPANY’S 2014 STOCK INCENTIVE PLAN

EXECUTIVE COMPENSATION

The following table discloses, for the years indicated, the compensation for our Chief Executive Officer and for our two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the year ended December 31, 2013 and whose total compensation during the year ended December 31, 2013 exceeded $100,000 (the “Named Executives”).

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (3)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings	All Other Compensation ($) (4)	Total ($)

Kevin J. Zugibe,	2013	$288,500	$0	$0	$0	$0	$0	$0	$288,500
Chairman, Chief Executive Officer (2)	2012	$264,580	$264,000	$0	$0	$0	$0	$0	$528,580

Brian F. Coleman,	2013	$212,500	$0	$0	$0	$0	$0	$9,623	$222,123
President, Chief Operating Officer, Director (2)	2012	$205,465	$174,000	$0	$0	$0	$0	$9,623	$389,088

Charles F.	2013	$191,000	$0	$0	$0	$0	$0	$8,371	$199,371
Harkins, Jr., Vice President Sales	2012	$187,618	$145,000	$0	$0	$0	$0	$8,371	$340,989

(1) We utilize the grant date fair value using the Black-Scholes method as described in Note 10 to the Notes to the Consolidated Financial Statements contained in our annual report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2014.

(2) Messrs. Coleman and Zugibe did not receive any compensation for services as a director during the years ended December 31, 2013 and 2012.

(3) Non-Equity Incentive Plan Compensation was earned in 2012, a portion of which was paid in 2012. The balance was paid in 2013.

(4) Represents payments of annual premiums for long term care insurance purchased for the benefit of the executive officers and, where applicable, the executive officer’s spouse.

Narrative Disclosure to Summary Compensation Table

Employment, Termination, Change of Control and other Agreements

Kevin J. Zugibe. On October 10, 2006, we entered into an Amended and Restated Employment Agreement with Kevin J. Zugibe, which currently expires in October 2014 and is automatically renewable for successive two year terms unless either party gives notice of termination at least ninety days prior to the expiration date of the then current term. Pursuant to the agreement, as amended by the First Amendment to Restated Employment Agreement dated December 29, 2008, Mr. Zugibe is receiving an annual base salary of $288,500 with such increases and bonuses as our Board of Directors may determine. The agreement provides, in the event of Mr. Zugibe's disability, for the continuation of at least 75% of Mr. Zugibe's salary for up to one hundred twenty days after the commencement of his disability. Mr. Zugibe is also entitled to take up to four weeks of vacation, excluding paid holidays.

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As part of the agreement, Mr. Zugibe has agreed to certain covenants and restrictions, which include an agreement that Mr. Zugibe will not compete with us in specified geographic areas for a period of twenty-four months after his termination for any reason. The agreement also provides that, in the event of his involuntary separation from Hudson without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Zugibe will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of twenty-four months, and a lump sum payment equivalent to the highest bonus paid to Mr. Zugibe in the three years prior to his termination, pro-rated to the date of his termination. We are the beneficiary of a “key-man” insurance policy on the life of Mr. Zugibe in the amount of $1,000,000.

Brian F. Coleman. On October 10, 2006, we entered into an agreement with Brian F. Coleman, pursuant to which, as amended, Mr. Coleman has agreed to certain covenants and restrictions, which include an agreement that Mr. Coleman will not compete with us in specified geographic areas for a period of eighteen months after his termination for any reason. The agreement provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty days after the commencement of his disability. The agreement also provides that, in the event of his involuntary separation without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Coleman will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of eighteen months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination.

Charles F. Harkins. On October 10, 2006, we entered into an agreement with Charles F. Harkins, pursuant to which, as amended, Mr. Harkins has agreed to certain covenants and restrictions, which include an agreement that Mr. Harkins will not compete with us in specified geographic areas for a period of eighteen months after his termination for any reason. The agreement provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty days after the commencement of his disability. The agreement also provides that in the event of his involuntary separation without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Harkins will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of eighteen months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination.

On December 31, 2012 the independent members of our Board resolved to establish a pool at the end of fiscal year 2013 for the payment of cash awards based upon our 2013 earnings to some or all of the executive officers, as well as to several other of our key employees. The amount of the pool to be established was to be determined by the independent Board members at the end of fiscal year 2013 based upon our achieving earnings in excess of a pre-determined level for fiscal 2013 (the “Benchmark”). At the end of fiscal year 2013, the independent Board members determined not to establish a bonus pool or to make any cash awards to any of the executive officers.

Stock Option Grants or Stock Awards

The Company did not issue stock options, or grant any stock awards to any of the Named Executives in 2013.

The following table discloses the outstanding option awards held by the Named Executives as of December 31, 2013. All outstanding grants to the Named Executives are fully vested. No stock awards have been issued to the Named Executives.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date

Kevin J. Zugibe, Chairman, Chief Executive Officer
	93,750	$1.02	1/3/2015
	18,750	$0.87	4/1/2015
	18,750	$0.83	7/8/2015
	18,750	$2.15	9/30/2015
	123,750	$1.76	12/29/2015
	35,000	$1.40	3/31/2016
	9,300	$1.02	10/10/2016
	195,000	$0.85	11/20/2017
	78,000	$1.26	12/17/2019
Brian F. Coleman, President, Chief Operating Officer, Director
	62,500	$1.02	1/3/2015
	12,500	$0.87	4/1/2015
	12,500	$0.83	7/8/2015
	12,500	$2.15	9/30/2015
	82,500	$1.76	12/29/2015
	32,500	$1.40	3/31/2016
	8,100	$1.02	10/10/2016
	180,000	$0.85	11/20/2017
	75,000	$1.26	12/17/2019
Charles F. Harkins, Jr., Vice President Sales
	50.016	$1.76	12/29/2015
	23,125	$1.40	3/31/2016

The following table shows information with respect to all stock options exercised by the Named Executives during 2013. There were no vesting stock grants for the Named Executives during 2013.

OPTION EXERCISES AND STOCK VESTED

Name	Date of Grant of Exercised Options	Number of Shares purchased upon Exercise of Options	Date of Exercise	Exercise Price
Kevin J. Zugibe, Chairman,
Chief Executive Officer	3/5/2004	87,500	3/21/2013	$1.13
	3/31/2004	193,750	3/21/2013	$1.15
	9/17/2004	18,750	3/21/2013	$0.83
	10/1/2004	18,750	3/21/2013	$0.95
Brian F. Coleman, President,
Chief Operating Officer, Director	3/5/2004	75,000	3/7/2013	$1.13
	3/31/2004	18,750	3/7/2013	$1.15
	9/17/2004	12,500	3/7/2013	$0.83
	10/1/2004	12,500	3/7/2013	$0.95
Charles F. Harkins, Jr.,
Vice President, Sales	12/29/2005	2,484	5/21/2013	$1.76
	12/29/2005	8,139	5/21/2013	$1.76
	10/10/2006	7,900	5/8/2013	$1.02
	12/17/2009	62,377	5/21/2013	$1.26

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Stock Option Plans

1997 Stock Option Plan

We adopted the 1997 Stock Option Plan (the “1997 Plan”) effective June 11, 1997 pursuant to which 2,000,000 shares of our common stock were reserved for issuance upon the exercise of options designated as either (i) ISOs under the Code, or (ii) nonqualified options. ISOs could be granted under the 1997 Plan to our employees and officers. Non-qualified options could be granted to consultants, directors (whether or not they are employees), our employees or officers. Stock appreciation rights could also be issued in tandem with stock options. Effective June 11, 2007 our ability to grant options under the 1997 Plan expired.

All options granted under the 1997 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person that are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2013, we had options outstanding to purchase 193,710 shares of our common stock under the 1997 Plan.

2004 Stock Incentive Plan

We have adopted the 2004 Stock Incentive Plan (the “2004 Plan”), pursuant to which 2,500,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under the 2004 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.

The 2004 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation Committee of the Board of Directors. The Committee, within the limitations of the 2004 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2004 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares. Unless the 2004 Plan is sooner terminated, the ability to grant options or other awards under the 2004 Plan will expire on September 10, 2014.

ISOs granted under the 2004 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISO’s granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. Non-qualified options granted under the 2004 Plan may not be granted at a price less than the fair market value of our common stock. Options granted under the 2004 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder). Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2004 Plan are not transferable during a grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

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As of December 31, 2013, we had options outstanding to purchase 1,827,317 shares of common stock and 26,930 shares are reserved for future issuances under the 2004 Plan.

2008 Stock Incentive Plan

We have adopted the 2008 Stock Incentive Plan (the “2008 Plan”), pursuant to which 3,000,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under the 2008 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.

The 2008 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation Committee of the Board of Directors. The Committee, within the limitations of the 2008 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2008 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares. Unless the 2008 Plan is sooner terminated, the ability to grant options or other awards under the 2008 Plan will expire on June 19, 2018.

ISOs granted under the 2008 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISO’s granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. Non-qualified options granted under the 2008 Plan may not be granted at a price less than the fair market value of our common stock. Options granted under the 2008 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder). Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2008 Plan are not transferable during a grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2013, we had options outstanding to purchase 505,197 shares of common stock and 2,494,803 shares are reserved for future issuances of awards under the 2008 Plan.

Director Compensation

Non-employee directors receive an annual fee of $38,000 per year, of which $18,000 is to be paid in the form of cash, and $20,000 shall be paid in the form of stock options, and receive reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors and Board Committee meetings. The following table discloses the compensation of the non-employee directors who served as our directors during the year ended December 31, 2013.

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DIRECTOR COMPENSATION

Name	Fees earned or paid in cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Vincent P. Abbatecola (2)	$18,000	$0	$20,000	$0	$0	$0	$38,000

Dominic J.Monetta (2)	$18,000	$0	$20,000	$0	$0	$0	$38,000

Otto C. Morch (2)	$18,000	$0	$20,000	$0	$0	$0	$38,000

(1) We utilize the grant date fair value using the Black-Scholes method as described in Note 10 to the Notes to the Consolidated Financial Statements contained in our annual report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2014.

(2) As of December 31, 2013, Mr. Abbatecola has options to purchase 161,399 shares of common stock outstanding, Mr. Morch has options to purchase 134,399 shares of common stock outstanding, and Dr. Monetta has options to purchase 121,399 shares of common stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) the Named Executive Officers, (iii) each of our directors and director nominees, and (iv) all of our directors and executive officers as a group:

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BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Kevin J. Zugibe	4,635,928	(2)	14.2%

Brian F. Coleman	845,250	(3)	2.6%

Charles F. Harkins	73,141	(4)	*

James R. Buscemi	435,055	(5)	1.3%

Stephen P. Mandracchia	1,951,445	(6)	6.0%

Vincent P. Abbatecola	201,399	(7)	*

Dominic J. Monetta	221,499	(8)	*

Otto C. Morch	147,699	(9)	*

Richard Parrillo	0		-

Eric A. Prouty	20,000		-

William Blair & Company, LLC	2,613,967	(10)	8.2%

Becker Drapkin Management L.P.	2,225,800	(11)	6.8%

Marathon Capital Management	1,623,964	(12)	5.1%

All directors and executive officers as a group (Eight Persons)	8,511,416	(13)	24.9%

* = Less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from July 29, 2014. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not held by any other person) and which are exercisable within 60 days from July 29, 2014 have been exercised. Unless otherwise noted, Hudson believes that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The address for each beneficial owner, unless otherwise noted, is c/o Hudson Technologies, Inc. at: PO Box 1541, One Blue Hill Plaza, Pearl River, New York 10965.

(2) Includes (i) 93,750 shares which may be purchased at $1.02 per share; (ii) 18,750 shares which may be purchased at $0.87 per share; (iii) 18,750 shares which may be purchased at $0.83 per share; (iv) 18,750 shares which may be purchased at $2.15 per share; (v) 123,750 shares which may be purchased at $1.76 per share; (vi) 35,000 shares which may be purchased at $1.40 per share; (vii) 9,300 shares which may be purchased at $1.02 per share, (viii) 195,000 shares that may be purchased at $0.85 per share; and (ix) 78,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(3) Includes (i) 62,500 shares which may be purchased at $1.02 per share; (ii) 12,500 shares which may be purchased at $0.87 per share; (iii) 12,500 shares which may be purchased at $0.83 per share; (iv) 12,500 shares which may be purchased at $2.15 per share; (v) 82,500 shares which may be purchased at $1.76 per share; (vi) 32,500 shares which may be purchased at $1.40 per share; (vii) 8,100 shares which may be purchased at $1.02 per share, (viii) 180,000 shares which may be purchased at $0.85 per share; and (ix) 75,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(4) Consists of (i) 50,016 shares which may be purchased at $1.76 per share; and (ii) 23,125 shares which may be purchased at $1.40 per share, under immediately exercisable options.

(5) Includes (i) 6,250 shares which may be purchased at $2.15 per share; (ii) 41,250 shares which may be purchased at $1.76 per share; (iii) 16,625 shares which may be purchased at $1.40 per share; (iv) 100,000 shares that may be purchased at $0.85 per share; and (v) 48,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(6) Includes (i) 1,196,045 shares held of record in the name of Mr. Mandracchia’s wife, Theresa Mandracchia, over which Mr. Mandracchia has sole voting power and shared dispositive power, and (ii) the following shares which may be purchased by Mr. Mandracchia upon the exercise of options previously granted to him: (a) 31,250 shares which may be purchased at $1.02 per share; (b) 6,250 shares which may be purchased at $0.87 per share; (c) 6,250 shares which may be purchased at $0.83 per share; (d) 6,250 shares which may be purchased at $2.15 per share; (e) 51,250 shares which may be purchased at $1.76 per share; (f) 20,750 shares which may be purchased at $1.40 per share; (g) 7,400 shares which may be purchased at $1.02 per share; (h) 125,000 shares that may be purchased at $0.85 per share; and (i) 58,000 shares which may be purchased at $1.26 per share.

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(7) Includes (i) 40,000 shares which may be purchased at $0.85 per share; (ii) 40,000 shares which may be purchased at $1.21 per share; (iii) 25,000 shares which may be purchased at $1.72 per share; (iv) 25,000 shares that may be purchased at $1.31 per share; (v) 10,281 shares which may be purchased at $ 3.27 per share; and (vi) 21,118 shares which may be purchased at $1.88 per share, under immediately exercisable options.

(8) Includes (i) 40,000 shares which may be purchased at $1.21 per share; (ii) 25,000 shares which may be purchased at $1.72 per share; (iii) 25,000 shares which may be purchased at $1.31 per share; (iv) 10,281 shares which may be purchased at $3.27 per share; and (v) 21,118 shares which may be purchased at $1.88 per share, under immediately exercisable options

(9) Includes (i) 13,000 shares which may be purchased at $ 0.85 per share; (ii) 40,000 shares which may be purchased at $ 1.21 per share; (iii) 25,000 shares that may be purchased at $1.72 per share; (iv) 25,000 shares which may be purchased at $1.31 per share; (v) 10,281 shares which may be purchased at $3.27 per share; and (vi) 21,118 shares which may be purchased at $1.88 per share, under immediately exercisable options.

(10) Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G Amendment # 1 filed by William Blair & Company, LLC on March 17, 2014. The address of William Blair & Company, LLC is 222 W. Adams, Chicago, IL 60606.

(11) Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G filed by Becker Drapkin Management, L.P. (“BDLP”), Becker Drapkin Partners (QP), L.P (“QP”), Becker Drapkin Partners, L.P. (“BDP”), BC Advisors, LLC (“BC”), Steven R. Becker (“Becker”) and Matthew A. Drapkin (“Drapkin”) on June 16, 2014, which includes warrants to purchase 625,000 shares. BDLP, BC, Becker and Drapkin each have shared voting and dispositive power over all of the indicated shares. QP has sole voting and dispositive power over 1,989,607 of the indicated shares and BDP has sole voting and dispositive power over 236,193 of the shares. The address of Becker Drapkin Management, L.P. is 500 Crescent Court, Suite 230, Dallas, Texas, 75201

(12) Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G/A filed by Marathon Capital Management, LLC on January 23, 2014. Marathon Capital Management, LLC has sole voting power with respect to 16,000 of the indicated shares and sole dispositive power over all indicated shares. The address of Marathon Capital Management, LLC is 4 North Park Drive, Suite 106, Hunt Valley, MD 21030.

(13) Excludes beneficial ownership of Board nominees Richard Parrillo and Eric A. Prouty. Includes exercisable options to purchase 2,084,013 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board of Directors is currently comprised of five members, of which three directors are independent as defined under NASDAQ marketplace rules. The Board of Directors has approved an increase in the total number of directors from five to seven, and has nominated Messrs Parrillo and Prouty to fill the two additional Board positions. Currently, the independent members of the Board are Messrs. Abbatecola, Monetta and Morch. Mr. Parrillo, if elected, will also be an independent member of the Board. Messrs. Coleman and Zugibe are not independent as defined under NASDAQ marketplace rules. Mr. Prouty, if elected, will not be an independent member of the Board. Mr. Prouty has, since May 2012, provided business development consulting services to the Company, initially pursuant to written agreement with a monthly retainer which was terminated in December 2012, and since January 2013 on a per project basis. Since January 1, 2013 Mr. Prouty has received $157,000 in compensation from the Company for his services as a consultant.  Mr. Prouty may continue to provide such consulting services to the Company from time to time.

The independent members of our Board of Directors determine the compensation of our executive officers. The Board of Directors has established a Compensation Committee, which is responsible for recommending to the independent directors the compensation of our executive officers and for the administration of our employee benefit plans. The members of such committee are Messrs. Abbatecola, Monetta and Morch.

The Board established a Nominating Committee consisting of Messrs. Abbatecola, Monetta and Zugibe, and which is responsible for recommending to the independent directors nominees for election to the Board. Mr. Zugibe is not independent as defined under NASDAQ marketplace rules. Nominations to the Board are made by vote of the independent directors of the Board.

25

The members of our Audit Committee of our Board of Directors are Messrs. Abbatecola, Monetta, and Morch, all of whom are independent as defined under NASDAQ marketplace rules.

Review, approval or ratification of transactions with related persons

Each year, all of our directors and officers are asked to disclose the existence of family relationships and other related transactions in Director and Officer Questionnaires. Our Audit Committee is responsible for reviewing and approving or ratifying related-person transactions. A related person is any executive officer, director or more than 5% stockholder, or any immediate family member of the foregoing persons, or entity owned or controlled by such person. In addition, pursuant to our Code of Business Conduct and Ethics, all of our employees and directors are required to bring any conflict of interest to the attention of one of the Company’s executive officers or directors. In determining whether to approve or ratify a related party transaction, the Audit Committee will consider, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to us than terms generally available to us from an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. Any transaction which is deemed to be a related party transaction requires the approval, initially by a majority of the non-interested Audit Committee members and finally by a majority of the non-interested Board members. There are no other written procedures governing any review of related person transactions.

PROPOSAL 4

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Company is asking its shareholders to approve a non-binding advisory resolution on its named executive officer compensation as reported in this Proxy Statement pursuant to the Securities Exchange Act and related SEC rules and regulations. As a smaller reporting company, we are required to provide shareholders this opportunity at least every three years beginning in 2013. At our 2013 annual meeting of shareholders, the shareholders voted, on an advisory basis, in favor of annual votes with respect to named executive officer compensation, and our Board of Directors has agreed to implement annual votes with respect thereto.

Our compensation structure is established by our Compensation Committee and is designed to attract and retain motivated executives who substantially contribute to our long-term success and the creation of shareholder value, to reward executives when the Company performs financially or operationally well, to align the financial interests of our executives with the interests of our shareholders, and to be competitive within our industry without targeting or setting compensation at specific benchmark percentiles. Our Compensation Committee’s philosophy is to balance the named executive officers’ short-term compensation with long-term compensation in order to align their interests with the interests of our shareholders. Within this framework, our Compensation Committee strives to maintain executive compensation that is fair, reasonable, and competitive.

In accordance with the Securities Exchange Act, and as a matter of good corporate governance, the Company is asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Hudson Technologies, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement, including as discussed in the section entitled “Executive Compensation”, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2013 Annual Meeting of Shareholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee values the input of our shareholders and will carefully review and consider the voting results when evaluating our named executive officer compensation program.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE

COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

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PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

BDO USA, LLP has audited and reported upon our financial statements for our fiscal year ended December 31, 2013. The Audit Committee of the Board has re-appointed BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2014. Although shareholder approval of the appointment of BDO USA, LLP is not required by law, the Audit Committee and the Board believe that it is advisable to give shareholders an opportunity to ratify this appointment. In view of the difficulty and expense involved in changing auditors on short notice, however, should the shareholders not ratify the selection of BDO USA, LLP, it is contemplated that the appointment of BDO USA, LLP for the fiscal year ending December 31, 2014 will be permitted to stand unless the Audit Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be considered a recommendation that the Audit Committee select other auditors for the following year. Furthermore, although the appointment of BDO USA, LLP is being submitted for shareholder ratification, the Audit Committee reserves the right, even after ratification by shareholders, to change the appointment of BDO USA, LLP as our independent registered public accountants, at any time during the 2014 fiscal year, if it deems such change to be in our best interest. A representative of BDO USA, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

In addition to retaining BDO USA, LLP to audit the Company’s financial statements, we have engaged BDO USA, LLP from time to time to perform other services. The following sets forth the aggregate fees billed by BDO USA, LLP to the Company in connection with services rendered during the years ended December 31, 2013 and December 31, 2012.

Audit Fees. The aggregate fees billed by BDO USA, LLP for professional services rendered for the audits and reviews of the Company's financial statements for the years ended December 31, 2013 and 2012 totaled $179,000 and $169,000, respectively.

Audit-Related Fees. In 2013 and 2012, the aggregate fees billed by BDO USA, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements were none and none, respectively.

Tax Fees. In 2013 and 2012 the aggregate fees billed by BDO USA, LLP for professional services rendered for tax advice totaled $42,000 and $35,000, respectively.

All Other Fees. In 2013 and 2012, all other fees billed by BDO USA LLP for professional services rendered other than the services described in the paragraphs caption “Audit Fees”, “Audit Related Fees” and “Tax Fees” were none.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO USA, LLP in 2013. Consistent with the Audit Committee's responsibility for engaging the Company’s independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or their designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by BDO USA, LLP.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL
YEAR ENDING DECEMBER 31, 2014.

27

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals appropriate for consideration at the 2015 Annual Meeting of Shareholders, which the Company currently anticipates will be held in or about August 2015 must submit the proposal in proper form in a manner consistent with our By-Laws, and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this proxy statement not later than April 17, 2015 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

After the April 17, 2015 deadline, a shareholder may present a proposal at the Company’s 2015 Annual Meeting if advance notice of the proposal is submitted in writing to the Company’s Chairman of the Board, c/o Corporate Secretary, at the address set forth above no earlier than May 19, 2015 and no later than June 18, 2015. In the event that the Annual Meeting of Shareholders to be held in 2015 is held either before August 18, 2015 or after November 16, 2015, then the notice must be received by the Company’s Secretary no later than 90 days prior to the date of such meeting or, within 10 days following the first public pronouncement of the date of such annual meeting if such public announcement is made less than 100 days prior to the date of such meeting. If timely submitted, the shareholder may present the proposal at the next Annual Meeting, but the Company is not obligated to include the proposal in its proxy statement.

In addition, to be timely, a shareholder’s notice must be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice will be true and correct as of the record date for the 2014 Annual Meeting and as of the date that is 10 business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Chairman of the Board of Directors at the principal executive offices of the Company not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than 8 business days prior to the date for the meeting, or if the meeting is adjourned or postponed, on the first practicable date after any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

OTHER INFORMATION

In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company without additional compensation in person, or by telephone, facsimile, email, or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of Hudson common stock, and we will reimburse these brokers, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred. The cost of solicitation will be borne entirely by Hudson.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 IS BEING FURNISHED HEREWITH AS PART OF THE ANNUAL REPORT TO SHAREHOLDERS TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE.

COPIES OF EXHIBITS TO SUCH ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE FOLLOWING ADDRESS:

HUDSON TECHNOLOGIES, INC.

PO Box 1541, One Blue Hill Plaza

Pearl River, New York 10965

ATTENTION: Stephen P. Mandracchia, Secretary

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON September 17, 2014

The Company’s proxy statement and Annual Report to Shareholders are available online at http://hudsontech.investorroom.com.

The Company’s Annual Meeting of Shareholders will be held on Wednesday, September 17, 2014 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965. You may obtain directions to the Pearl River Hilton by contacting the Pearl River Hilton at (845) 735-9000, or by accessing their website at http://www1.hilton.com/en_US/hi/hotel/PRLBHHF-Hilton-Pearl-River-New-York/directions.do.

The Board is not aware of any other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.

By order of the Board of Directors

Kevin J. Zugibe, P.E.
Chairman of the Board
August 12, 2014

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Appendix A

Proposed Amendment to Company By-Laws

Current Section 4 of Article III of By-Laws

4.       CLASSIFICATION AND TERM OF DIRECTORS: The Board of Directors shall be divided into two classes in respect of term of office, each class to contain as near as possible one-half of the whole number of Board of Directors. At each annual meeting of the shareholders, successors to the class of directors whose terms shall expire that year shall be elected to hold office for a term of two years so that the term of office of one class of directors shall expire in each year. Each director shall hold office from the date of the annual meeting at which said director is elected, until the expiration of the term for which he is elected and until his successor has been elected and qualified, or until his prior resignation or removal.

Proposed Section 4 of Article III of By-Laws

4.       CLASSIFICATION AND TERM OF DIRECTORS: Commencing at the annual meeting of the shareholders concurrent with the adoption of these amended by-laws, the Board of Directors shall be divided into three classes in respect of term of office, each class to contain as near as possible an equal number of Directors. At the annual meeting of the shareholders concurrent with adoption of these amended by-laws, two Directors shall be elected to a class of Directors for a term of three years, and two Directors shall be elected to a class of directors for a term of two years.

At each annual meeting of the shareholders held thereafter, successors to the class of Directors whose terms shall expire that year shall be elected to hold office for a term of three years so that the term of office of one class of Directors shall expire in each year. Each Director shall hold office from the date of the annual meeting at which said Director is elected, until the expiration of the term for which he is elected and until his successor has been elected and qualified, or until his prior resignation or removal.

Appendix B

HUDSON TECHNOLOGIES, INC.

2014 STOCK INCENTIVE PLAN

1.	Purpose

The 2014 Hudson Technologies, Inc. Stock Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain, motivate and reward highly competent persons as non-employee directors, executive officers and other employees of, or consultants and advisors to, Hudson Technologies, Inc. (the "Company") or any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired ("Subsidiaries"), by providing them opportunities to acquire shares of common stock, par value $.01 per share, of the Company ("Common Stock") or to receive other Awards (as defined in Section 4 below) described herein. Furthermore, the Plan is intended to assist in further aligning the interests of such non-employee directors, executive officers and other employees, consultants and advisors, with those of the stockholders of the Company.

2.	Administration

a. The Plan generally shall be administered by a committee (the "Committee") which shall be the Compensation Committee of the Board of Directors of the Company (the "Board") or another committee appointed by the Board from among its members. In the absence of such committee, the Board shall administer the Plan. Unless the Board determines otherwise, the Committee shall be comprised of at least two members. All members of the Committee shall (i) meet the independence requirements of applicable law and the rules and regulations of the Nasdaq Stock Market (“Nasdaq”), and (ii) qualify as “outside” directors within the meaning of Internal Revenue Code Section 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all persons and entities, including participants and their legal representatives. However, the Board shall have the authority to establish the level of stock options or stock awards granted under the Plan, as well as stock grant levels and stock ownership guidelines, for the non-employee directors.

b. No member of the Board, no member of the Committee or subcommittee thereof, and no agent of the Committee who is an employee of the Company, shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

c. The Committee shall have the authority to grant Awards to non-employee directors, executive officers and other employees of, or consultants and advisors to, the Company or any of its Subsidiaries. The Committee (i) may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and (ii) may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Plan, as the Committee deems appropriate. The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or any of its Subsidiaries whose employees have benefited from the Plan, as determined by the Committee.

3.	Participants

Participants shall consist of such non-employee directors, executive officers and other employees of, or consultants and advisors to, the Company or any of its Subsidiaries and outside contractors who the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and who the Committee may designate from time to time to receive Awards under the Plan. Designation as a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type, amount and other terms of Awards.

4.	Types of Awards and Vesting Restrictions

Awards under the Plan may be granted in any one or a combination of (1) Stock Options, (2) Stock Grants, and (3) Performance Awards (individually an "Award," and collectively, "Awards"). Stock Grants and Performance Awards may, as determined by the Committee, in its discretion, constitute Performance-Based Awards, as described in Section 9 below. Awards shall be evidenced by Award agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.	Common Stock Available Under the Plan

a. Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards, including shares of Common Stock underlying Stock Options, granted under this Plan shall be 3,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 10 below. Notwithstanding the preceding sentence, but subject to adjustments pursuant to Section 10 below, the number of shares that are available for incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code shall be determined by reducing the number of shares designated in the preceding sentence by the number of shares granted pursuant to Awards (whether or not shares are issued pursuant to such Awards), provided that any shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to future incentive stock options.

b.    Maximum Limits. The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any participant during any fiscal year of the Company shall not exceed 750,000 shares, subject to any adjustment made in accordance with Section 10 below.

c. Shares Underlying Awards That Again Become Available. Any shares of Common Stock subject to a Stock Option, Stock Grant or Performance Award, which for any reason are cancelled, forfeited, or surrendered to the Company, shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards pursuant to Section 5.a above but shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Awards that any individual participant may receive pursuant to Section 5.b above.

6.	Stock Options

a. In General. The Committee is authorized to grant Stock Options to non-employee directors, executive officers and other employees of, or consultants or advisors to, the Company or any of its Subsidiaries and shall, in its sole discretion, determine which of such individuals shall receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Stock Options may be (i) Incentive Stock Options, or (ii) Stock Options which do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). The Committee may grant to a participant in the Plan one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.

b. Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant; provided, however, subject to Section 6(e) below, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 15 below) of Common Stock on the date the Stock Option is granted.

c. Payment of Exercise Price. Unless otherwise provided by the Committee, the Stock Option exercise price must be paid in cash. In the discretion of the Committee, a payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price with the requirement of the broker same day reconciliation or as otherwise determined by the Company. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

d. Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times as specified in the Plan and the Award agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted.

e. Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are executive officers or other employees of the Company or any of its Subsidiaries on the date of grant. The aggregate market value (determined as of the time the Stock Option is granted) of Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its Subsidiaries, unless the exercise price is fixed at not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option shall be issued to a participant in tandem with a Non-Qualified Stock Option.

f. Alternative Settlement of Option. If provided in an Award agreement, or upon the receipt of written notice of exercise, or as otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Stock Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionee who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

7.	Stock Grants

The Committee is authorized to grant Stock Grants to non-employee directors, executive officers and other employees of, or consultants or advisors to, the Company or any of its Subsidiaries and shall, in its sole discretion, determine which of such individuals shall receive Stock Grants and the number of shares of Common Stock underlying each Stock Grant. Each Stock Grant shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment with, or services performed for, the Company or any of its Subsidiaries within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Grant and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Grant, all of the rights of a holder of shares of Common Stock, including the right to receive dividends, if any, and to vote the shares.

8.	Performance Awards

a. In General. The Committee is authorized to grant Performance Awards to executive officers and other employees of the Company or any of its Subsidiaries and shall, in its sole discretion, determine such executive officers and other employees who will receive Performance Awards and the number of shares of Common Stock that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

b. Payout. Payment of earned Performance Awards may be made in shares of Common Stock or in cash and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. Subject to Section 21 below, if permitted by the Committee, the participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

9.	Performance-Based Awards

a. In General. All Stock Options granted under the Plan, certain Stock Grants and Performance Awards granted under the Plan, and the compensation attributable to such Awards, are intended (but not required) to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as "qualified performance-based compensation" (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards shall only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder). No Performance-Based Awards may be granted after the first meeting of the stockholders of the Company held five (5) or more years after the date of approval of this Plan by the stockholders of the Company until the listed performance measures set forth in 9 d. below (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

b. Stock Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant are intended to qualify as Performance-Based Awards.

c. Other Awards. Stock Awards and Performance Awards granted under the Plan are intended to qualify as Performance-Based Awards if, as determined by the Committee, in its discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 9(d) below. With respect to such Awards intended to qualify as Performance-Based Awards:

(1)   the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(2)   no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(3)   except as permitted under Section 10, after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

d. Performance Measures. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

10.	Adjustment Provisions

If there shall be any change in Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of Common Stock and other value determinations applicable to outstanding Awards. To the extent consistent with the requirements for satisfying the requirements of Section 162(m) of the Code, if applicable, appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options and other Awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or any of its Subsidiaries or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

11.	Change in Control

a. Accelerated Vesting. Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined in Section 11(b) below), all unvested Awards granted under the Plan shall become fully vested immediately upon the occurrence of the Change of Control and such vested Awards shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change of Control, subject to requirements of applicable laws and regulations.

b. Definition. For purposes of this Section 11, (i) if there is an employment agreement or a change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect, "Change in Control" shall have the same definition as the definition of "change in control" contained in such employment agreement or change-in-control agreement, or (ii) if "Change in Control" is not defined in such employment agreement or change-in-control agreement, or if there is no employment agreement or change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect, a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

(1)   any person or other entity (other than any of the Company's Subsidiaries or any employee benefit plan sponsored by the Company or any of its Subsidiaries) including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50 percent of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the "Voting Stock");

(2)   the stockholders of the Company approve the sale of all or substantially all of the property or assets of the Company and such sale occurs;

(3)   the Company's Common Stock shall cease to be publicly traded;

(4)   the stockholders of the Company approve a consolidation or merger of the Company with another corporation (other than with any of the Company's Subsidiaries), the consummation of which would result in the stockholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 51 percent of the Voting Stock of the surviving entity, and such consolidation or merger occurs; or

(5)   a change in the Company's Board occurs with the result that the members of the Board on the Effective Date (as defined in Section 24(a) below) of the Plan (the "Incumbent Directors") no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by two-thirds (2/3) of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.

c. Cashout. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate and such holder shall receive, within 60 days upon the occurrence of the Change of Control, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to or upon the occurrence of such Change in Control over the exercise price per share of such Stock Option; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

12.	Termination of Employment

a. Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant's employment is terminated due to death or disability:

(1)  all unvested Stock Grants held by the participant on the date of the participant's death or the date of the termination of his or her employment due to disability, as the case may be, shall immediately become vested as of such date;

(2)  all unexercisable Stock Options held by the participant on the date of the participant's death or the date of the termination of his or her employment due to disability, as the case may be, shall immediately become exercisable as of such date and shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant's death or the date of the termination of his or her employment due to disability, as the case may be, or (ii) the date the Stock Option would otherwise expire;

(3)  all exercisable Stock Options held by the participant on the date of the participant's death or the date of the termination of his or her employment due to disability, as the case may be, shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant's death or the date of the termination of his or her employment due to disability, as the case may be, or (ii) the date the Stock Option would otherwise expire; and

(4)  all unearned and/or unvested Performance Awards held by the participant on the date of the participant's death or the date of the termination of his or her employment due to disability, as the case may be, with regard to which a minimum of one year of the performance period (as defined by the Committee) has elapsed, shall immediately become earned or vested as of such date and shall be paid out and/or settled based on the participant's performance immediately prior to the date of the participant's death or the date of the termination of his or her employment due to disability, as the case may be, on a pro-rated basis.

b.  Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant's employment is terminated by the Company for Cause (as defined in Section 12(f) below), or if a participant voluntarily terminates the participant’s employment, all Awards, whether or not vested, earned or exercisable, held by the participant on the date of the termination of his or her employment for Cause, or on the date of the participant’s voluntary termination of employment, shall immediately be canceled as of such date.

c. Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant's employment is terminated for any reason other than as provided in Section 12(b) above, or other than due to death or disability:

(1)  all unvested, unearned or unexercisable Awards held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant as of such date; and

(2)  all exercisable Stock Options held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant's employment, or (ii) the date the Stock Option would otherwise expire.

d. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, provide that:

(1)  any or all unvested Stock Grants held by the participant on the date of the termination of the participant's employment shall immediately become vested as of such date;

(2)  any or all unexercisable Stock Options held by the participant on the date of the participant's death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant's employment;

(3)  any or all exercisable Stock Options held by the participant on the date of the participant's death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant's employment; and/or

(4)  a participant shall immediately become vested in all or a portion of any earned Performance Awards held by such participant on the date of the termination of the participant's employment, and such vested Performance Awards (or portion thereof) and/or any unearned Performance Awards (or portion thereof) held by such participant on the date of the termination of his or her employment shall immediately become payable to such participant as if all performance goals had been met as of the date of the termination of his or her employment, provided, however, that no portion of a payment shall be made if such portion would not be deductible under Section 162 of the Code.

e.  Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 12 shall be applied to an Incentive Stock Option only if the application of such provision maintains the treatment of such Incentive Stock Option as an Incentive Stock Option and (ii) the exercise period of an Incentive Stock Option in the event of a termination due to disability provided in Section 12(a)(3) above shall only apply if the participant's disability satisfies the requirement of "permanent and total disability" as defined in Section 22(e)(3) of the Code.

f.  For purposes of this Section 12, (i) if there is an employment agreement between the participant and the Company or any of its Subsidiaries in effect, "Cause" shall have the same definition as the definition of "cause" contained in such employment agreement; or (ii) if "Cause" is not defined in such employment agreement or if there is no employment agreement between the participant and the Company or any of its Subsidiaries in effect, "Cause" shall include, but is not limited to:

(1)  any willful and continuous neglect of or refusal to perform the employee's duties or responsibilities with respect to the Company or any of its Subsidiaries, insubordination, dishonesty, gross neglect or willful malfeasance by the participant in the performance of such duties and responsibilities, or the willful taking of actions which materially impair the participant's ability to perform such duties and responsibilities, or any serious violation of the rules or regulations of the Company;

(2)  the violation of any local, state or federal criminal statute, including, without limitation, an act of dishonesty such as embezzlement, theft or larceny;

(3)  intentional provision of services in competition with the Company or any of its Subsidiaries, or intentional disclosure to a competitor of the Company or any of its Subsidiaries of any confidential or proprietary information of the Company or any of its Subsidiaries; or

(4)  any similar conduct, including, without limitation, disparagement of the Company or any of its Subsidiaries, by the participant with respect to which the Company determines in its discretion that the participant has terminated employment under circumstances such that the payment of any compensation attributable to any Award granted under the Plan would not be in the best interest of the Company or any of its Subsidiaries.

For purposes of this Section 12, the Committee shall have the authority to determine whether the "Cause" exists and whether subsequent actions on the part of the participant have cured the "Cause."

13.	Transferability

Each Award granted under the Plan to a participant who is subject to restrictions on transferability and/or exercisability shall not be transferable otherwise than by will or the laws of descent and distribution and/or shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable in accordance with Section 12 above and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an Award (other than an Incentive Stock Option) may permit the transferability of such Award by a participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

14.	Other Provisions

Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options to assist the participant, excluding an executive officer or a director, in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of exercisability or vesting of Awards in the event of the Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment, in addition to those specifically provided for under the Plan. In addition, except as otherwise provided herein (including, without limitation Section 21 hereof), a participant may defer receipt or payment of any Award granted under this Plan, in accord with the terms of any deferred compensation plan or arrangement of the Company. The Committee shall have the authority to retract any Award granted under the Plan in case of a material restatement of the financial statements of the Company, or as otherwise required by law.

15.	Fair Market Value

For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (i) the closing price of Common Stock on the date of grant in the case of a Stock Option or date of reference for any other Award (or on the last preceding trading date if Common Stock was not traded on such date) if Common Stock is readily tradable on a national securities exchange or other market system or (ii) if Common Stock is not readily tradable, the amount determined in good faith by the Committee as the fair market value of Common Stock.

16.	Withholding

All payments or distributions of Awards made, and if applicable any shares of Common Stock issued, pursuant to the Plan shall be net of any amounts, and if applicable the number of shares of Common Stock issued shall be net of the minimum number of shares, required to be withheld pursuant to applicable federal, state and local or foreign tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan or a participant, it may require the participant receiving such Common Stock to remit to it or to the Subsidiary that employs such participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Subsidiary employing the participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as the case may be, to the participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a participant to pay all or a portion of the federal, state and local or foreign withholding taxes arising in connection with any Award consisting of shares of Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

17.	Tenure

A participant's right, if any, to continue to serve the Company or any of its Subsidiaries as a non-employee director, executive officer, other employee, consultant or advisor or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

18.	Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.	No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

20.	Duration, Amendment and Termination

No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted to such participant under this Plan, or any other present or future plan of the Company. The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 20 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options and other Awards that may be granted to any individual under the Plan; (ii) modify the requirements as to eligibility for Awards under the Plan; or (iii) effect the repricing of Stock Options; provided, however, that no amendment may be made without approval of the stockholders of the Company if the amendment will disqualify any Incentive Stock Options granted hereunder.

21.	Compliance with Section 409A of the Code

Notwithstanding anything to the contrary set forth herein, any Award granted under this Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Award shall comply with the requirements of Section 409A if the Code. Such restrictions, if any, shall be determined by the Board. For example, any deferrals of payments to any participant (whether requested by the participant of otherwise required by the Committee) with respect to Awards under this Plan shall not be allowed except to the extent that such deferrals would not cause the payments to fail to satisfy the requirements for nonqualified deferred compensation plans described in Section 409A of the Code.

22.	Governing Law

This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

23.	Severability

In case any provision of this Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

24.	Effective Date

a. The Plan shall be effective as of the date on which the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company (the "Effective Date") and such approval of stockholders shall be a condition to the right of each participant to receive Awards hereunder.

b. This Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).

HUDSON TECHNOLOGIES, INC.

PO Box 1541, One Blue Hill Plaza

Pearl River, New York 10965

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 17, 2014

The Company’s proxy statement, and Annual Report to Shareholders, including the Annual Report on Form 10-K for the year ended December 31, 2013, are available on line at http://hudsontech.investorroom.com.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 17, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints KEVIN J. ZUGIBE and STEPHEN P. MANDRACCHIA, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to represent and vote all shares of common stock of Hudson Technologies, Inc. (the "Company") held of record by the undersigned on July 29, 2014 at the Annual Meeting of Shareholders of the Company to be held on Wednesday, September 17, 2014, at 10:00 AM, at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 or at any adjournment or adjournments thereof, upon the following matters:

1.

Election of four directors, with one class of two directors for a three-year term and one class of two directors for a two-year term, or if Proposal 2 is not approved, election of four directors for a two-year term.

NOMINEES FOR A THREE-YEAR TERM (or a two-year term if Proposal 2 is not approved):

01) Dominic J. Monetta

02) Kevin J. Zugibe

NOMINEES FOR A TWO-YEAR TERM:

03) Richard Parrillo	☐	FOR all nominees listed to the left
04) Eric A. Prouty		(except as marked to the contrary below).

	☐	WITHHOLD AUTHORITY
to vote for all nominees listed to the left.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

2.      Approval of the Amendment to the Company’s By-laws to Change the Board Classification from Two Classes to Three Classes

     ☐   FOR                           ☐ AGAINST                            ☐   ABSTAIN

3.       Approval of the Company’s 2014 Stock Incentive Plan

     ☐   FOR                           ☐ AGAINST                            ☐   ABSTAIN

4.      Advisory vote to approve named executive officer compensation.

     ☐   FOR                           ☐ AGAINST                            ☐   ABSTAIN

5.      Ratification of the appointment of BDO USA, LLP as independent registered public accountants for the fiscal year ending December 31, 2014.

     ☐   FOR                           ☐ AGAINST                            ☐   ABSTAIN

(Continued and to be signed on reverse side)

6.       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND “FOR” THE OTHER PROPOSALS LISTED ABOVE.

DATED: ________________________________, 2014
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.